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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE


                   SOFTECH ANNOUNCES SECOND QUARTER FINANCIAL
                              RESULTS FOR FY 2005

  REPORTS HIGHEST QUARTERLY FREE CASH FLOW IN FIVE YEARS; NEW CUSTOMER WINS FOR
                             ALL THREE PRODUCT LINES


TEWKSBURY, Mass. - January 6, 2005 - SofTech, Inc. (OTCBB:SOFT), a leading provider of design-through-manufacturing productivity solutions, today announced Q2 fiscal 2005 results. Revenue for Q2 FY 2005 was about $3.2 million as compared to $3.3 million for the same period in fiscal 2004. The net loss for the current quarter was ($90,000) or ($.01) per share as compared to ($246,000) or ($.02) per share for the same period in the prior fiscal year. The current quarter revenue represented a 16% increase from the immediately preceding quarter and the net loss was reduced by about 80%.

Revenue for the six months ended November 30, 2004 was about $6.0 million as compared to about $6.3 million for the same period in fiscal 2004. The net loss for the six months ended November 30, 2004 was ($549,000) or ($.04) per share as compared to a net loss of ($724,000) or ($.06) per share for the same period in the prior fiscal year.

Pro forma net income, which excludes non-cash expenses related to amortization of intangible assets, was $520,000 for the current quarter as compared to $364,000 for the same period in the prior fiscal year and $152,000 for the immediately preceding quarter. Free Cash Flow, defined as net loss adjusted for non-cash expenses less capital expenditures, totaled $536,000 for the current quarter as compared to $390,000 for the same period in fiscal 2004 and $166,000 for the immediately preceding quarter. Pro forma net income for the six months ended November 30, 2004 was $672,000 as compared to $501,000 for the same period in fiscal 2004. Free Cash Flow for the six-month period ended November 30, 2004 was $702,000 as compared to $563,000 for the same period in fiscal 2004. It is management's view that these non-GAAP financial measures of cash flow provide important information in understanding the Company's performance. A reconciliation is provided on the attached Financial Summary.

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"We had a great second quarter", said Joe Mullaney, SofTech's President since
June 2001. "Our cash flow this quarter was 37% higher than our best quarterly performance over the previous five years. In addition, we received multiple orders from new customers for all three of our product lines during the quarter, a first since the June 2001 reorganization. We are ahead of plan at the half way point for fiscal 2005 and we are optimistic that we can maintain our momentum over the second half of the fiscal year."

"The capital spending restraints of design and manufacturing companies of the last three years are loosening, slowly but surely. I believe we are well positioned in the marketplace with our technology offerings to win our fair share of these new opportunities," Mullaney added.

ABOUT SOFTECH
SofTech, Inc. provides design-through-manufacturing productivity solutions with its computer-aided design (CAD), computer-aided manufacturing (CAM) and product lifecycle management (PLM) products including CADRA(R), DesignGateway(TM), Prospector(TM), and ProductCenter(TM) (through SofTech's Workgroup Technology Division). SofTech's solutions optimize product lifecycle processes at the lowest cost by fostering innovation, extended enterprise collaboration, product quality improvements, and compressed time-to-market cycles.

SofTech has more than 100,000 users benefiting from its solutions, including Boeing, FlightSafety International, General Electric Company, Goodrich Turbine Fuel Technologies, Honeywell, Millipore Corporation, Siemens, Sikorsky Aircraft, U.S. Army, and Whirlpool Corporation.

Headquartered in Tewksbury, Massachusetts, SofTech (WWW.SOFTECH.COM) has locations and distribution partners throughout North America, Europe, and Asia.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The statements made above with respect to SofTech's outlook for fiscal 2005 and beyond represent "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, general business and economic conditions, generating sufficient cash flow from operations to fund working capital needs, potential obsolescence of the Company's technologies, maintaining existing relationships with the Company's lenders, successful introduction and market acceptance of planned new products and the ability of the Company to attract and retain qualified personnel both in our existing markets and in new territories.

Contact:  Joseph P. Mullaney
          President and COO
          (781) 890-8373

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SOFTECH, INC.
FINANCIAL SUMMARY
(in thousands, except per share data)

STATEMENTS OF OPERATIONS:

                        FOR THE THREE MONTH PERIODS ENDED
--------------------------- ------------------------- --------------------------
                                   NOVEMBER 30,               NOVEMBER 30,
                                      2004                       2003
                                      ----                       ----
--------------------------- ------------------------- --------------------------
Revenue                           $    3,221                 $    3,310
--------------------------- ------------------------- --------------------------
Income from operations                   126                          3
--------------------------- ------------------------- --------------------------
Net loss                                 (90)                      (246)
--------------------------- ------------------------- --------------------------
Loss per share                          (.01)                      (.02)
--------------------------- ------------------------- --------------------------



                         FOR THE SIX MONTH PERIODS ENDED
--------------------------- ------------------------- --------------------------
                                   NOVEMBER 30,               NOVEMBER 30,
                                      2004                       2003
                                      ----                       ----
--------------------------- ------------------------- --------------------------
Revenue                           $    5,998                 $    6,253
--------------------------- ------------------------- --------------------------
Loss from operations                     (83)                      (222)
--------------------------- ------------------------- --------------------------
Net loss                                (549)                      (724)
--------------------------- ------------------------- --------------------------
Loss per share                          (.04)                      (.06)
--------------------------- ------------------------- --------------------------



RECONCILIATION OF NET LOSS TO PRO FORMA NET INCOME AND FREE CASH FLOW:

The net loss calculated in accordance with GAAP is adjusted below by non-cash expenses related to amortization and depreciation and by capital expenditures. It is management's view that these non-GAAP financial measures of cash flow provide important information in understanding the Company's financial performance.


                        FOR THE THREE MONTH PERIODS ENDED
--------------------------- ------------------------- --------------------------
                                   NOVEMBER 30,               NOVEMBER 30,
                                      2004                       2003
                                      ----                       ----
--------------------------- ------------------------- --------------------------
Net loss                          $      (90)                $    (246)
--------------------------- ------------------------- --------------------------
Plus: Non-cash amortization              610                       610
                                         ---                       ---
--------------------------- ------------------------- --------------------------
Pro Forma net income                     520                       364
--------------------------- ------------------------- --------------------------
Plus: Non-cash depreciation               20                        38
--------------------------- ------------------------- --------------------------
Less: Capital expenditures                (4)                      (12)
                                         ----                      ----
--------------------------- ------------------------- --------------------------
Free Cash Flow                    $      536                 $     390
--------------------------- ------------------------- --------------------------

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                         FOR THE SIX MONTH PERIODS ENDED
--------------------------- ------------------------- --------------------------
                                   NOVEMBER 30,               NOVEMBER 30,
                                      2004                       2003
                                      ----                       ----
--------------------------- ------------------------- --------------------------
Net loss                          $    (549)                 $    (724)
--------------------------- ------------------------- --------------------------

Plus: Non-cash amortization           1,221                      1,225
                                     ------                      -----
--------------------------- ------------------------- --------------------------
Pro Forma net income                    672                        501
--------------------------- ------------------------- --------------------------
Plus: Non-cash depreciation              41                         86
--------------------------- ------------------------- --------------------------
Less: Capital expenditures              (11)                       (24)
                                        ----                       ----
--------------------------- ------------------------- --------------------------
Free Cash Flow                    $      702                 $     563
--------------------------- ------------------------- --------------------------